UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2026

John Hancock Comvest Private Income Fund

(Exact name of Registrant as specified in its Charter)

DELAWARE	814-01669	93-4109571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 S. Rosemary Avenue, Suite 1700 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 727-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01. Entry into a Material Definitive Agreement

Amended and Restated Investment Management Agreement and Administration Agreement

Effective February 19, 2026, John Hancock Comvest Private Income Fund (the “Fund”) entered into an Amended and Restated Investment Management Agreement with Comvest Credit Managers, LLC and a Second Amended and Restated Administration Agreement with AMG Funds LLC for the purpose of conforming each of the Amended and Restated Investment Management Agreement and the Second Amended and Restated Administration Agreement to requirements set forth in the North American Securities Administrators Association Omnibus Guidelines (“Omnibus Guidelines”) in connection with undertakings made in response to certain comments received from state securities regulatory authorities in connection with the Fund’s public offering of its common shares of beneficial interest (the “Public Offering”).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 19, 2026, the Fund entered into a Second Amended and Restated Declaration of Trust for the purpose of conforming the Second Amended and Restated Declaration of Trust to requirements set forth in the Omnibus Guidelines in connection with undertakings made in response to certain comments received from state securities regulatory authorities in connection with the Fund’s Public Offering.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 19, 2026, at a special meeting of shareholders, the Fund submitted the following matters to the vote of the shareholders. A summary of the matters voted upon by shareholders is set forth below.

1.	Shareholders approved the Amended and Restated Investment Management Agreement.

Votes For	Votes Against	Abstain
18,638,225.389	0	0

2.	Shareholders approved the Second Amended and Restated Declaration of Trust.

Votes For	Votes Against	Abstain
18,638,225.389	0	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Second Amended and Restated Declaration of Trust

10.1	Amended and Restated Investment Management Agreement

10.2	Second Amended and Restated Administration Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN HANCOCK COMVEST PRIVATE INCOME FUND

Date: February 23, 2026	By:	/s/ Michael Altschuler
	Name:	Michael Altschuler
	Title:	Vice President